QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 9. Regulation FD Disclosure

        On February 12, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's supplementary 2002 financial data and January 2003 sales. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)
Date: February 18, 2003	By:	/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

2

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued February 12, 2003: McDonald's Reports Supplementary 2002 Financial Data and January 2003 Sales

QuickLinks

SIGNATURE
Exhibit Index